Washington Real Estate Investment Trust
First Quarter 2015

Supplemental Operating and Financial Data
Contact:	1775 Eye Street, NW
Tejal R. Engman	Suite 1000
Director of Investor Relations	Washington, DC 20006
E-mail: tengman@washreit.com	(202) 774-3200
(301) 984-9610 fax

Company Background and Highlights
First Quarter 2015

Washington Real Estate Investment Trust ("Washington REIT") is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington, DC region. Washington REIT has a diversified portfolio with investments in office, retail, and multifamily properties and land for development.

First Quarter 2015 Highlights

•	Generated Core Funds from Operations (FFO) of $0.38 per fully diluted share for the quarter, a 5.6% or $0.02 increase over first quarter 2014

•	Achieved same-store Net Operating Income (NOI) growth of 3.1% and cash NOI growth of 7.2% over first quarter 2014

•	Improved overall same-store physical occupancy to 92.9%, 270 basis points higher than the first quarter of 2014

•
Executed new and renewal commercial leases totaling 318,000 square feet at an average GAAP rental rate increase of 15.3% over in-place rents for new leases and an average GAAP rental rate increase of 7.2% over in-place rents for renewal leases

•	Sold Country Club Towers, a Class B apartment building located in Arlington, Virginia, for $37.8 million

•	Reaffirmed 2015 Core FFO guidance of $1.66 to $1.74 per fully diluted share

Washington REIT signed commercial leases totaling 318,000 square feet, including 72,000 square feet of new leases and 246,000 square feet of renewal leases. New leases had an average rental rate increase of 15.3% over expiring lease rates and an average lease term of 8.0 years. Commercial tenant improvement costs were $50.12 per square foot and leasing commissions and incentives were $39.54 per square foot for new leases. Renewal leases had an average rental rate increase of 7.2% over expiring lease rates and an average lease term of 5.1 years. Commercial tenant improvement costs were $2.85 per square foot and leasing commissions and incentives were $4.76 per square foot for renewal leases.

On March 20th, 2015, Washington REIT sold Country Club Towers, a 159,000 square foot Class B high-rise of 227 apartments located in Arlington, Virginia for $37.8 million or $166,520 per unit. Washington REIT acquired the property in 1969 for $2.9 million. The sale was structured as a reverse-1031 exchange transaction in connection with the Spring Valley Retail Center acquisition.

As of March 31, 2015, Washington REIT owned a diversified portfolio of 55 properties totaling approximately 7 million square feet of commercial space and 2,826 residential units, and land held for development. These 55 properties consist of 25 office properties, 17 retail centers and 13 multifamily properties. Washington REIT shares are publicly traded on the New York Stock Exchange (NYSE: WRE).

Company Background and Highlights
First Quarter 2015

Net Operating Income Contribution by Sector - First Quarter 2015

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2014 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Retail
25%
(2.5 million sq ft)
Multifamily
19%
(2,826 units)
Office
56%
(4.8 million sq ft)
Harris Teeter
Open 24 Hours

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Three Months Ended
OPERATING RESULTS	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Real estate rental revenue	$74,856	$74,359	$73,413	$72,254	$68,611
Real estate expenses	(29,208)	(25,911)	(25,914)	(25,528)	(26,342)
45,648	48,448	47,499	46,726	42,269
Real estate depreciation and amortization	(25,275)	(24,503)	(24,354)	(24,401)	(22,753)
Income from real estate	20,373	23,945	23,145	22,325	19,516
Interest expense	(15,348)	(15,183)	(15,087)	(14,985)	(14,530)
Other income	192	191	192	219	223
Acquisition costs	(16)	(663)	(69)	(1,933)	(3,045)
Gain on sale of real estate	30,277	—	—	570	—
General and administrative	(6,080)	(5,981)	(4,523)	(4,828)	(4,429)
Income (loss) from continuing operations	29,398	2,309	3,658	1,368	(2,265)
Discontinued operations:
Income from operations of properties sold or held for sale	—	—	—	—	546
(Loss) gain on sale of real estate	—	—	—	(288)	106,273
(Loss) income from discontinued operations	—	—	—	(288)	106,819

Net income	29,398	2,309	3,658	1,080	104,554
Less: Net loss from noncontrolling interests	108	21	10	7	—
Net income attributable to the controlling interests	$29,506	$2,330	$3,668	$1,087	$104,554
Per Share Data:
Net income	$0.43	$0.03	$0.05	$0.02	$1.56
Fully diluted weighted average shares outstanding	68,191	67,065	66,790	66,761	66,701
Percentage of Revenues:
Real estate expenses	39.0%	34.8%	35.3%	35.3%	38.4%
General and administrative	8.1%	8.0%	6.2%	6.7%	6.5%
Ratios:
Adjusted EBITDA / Interest expense	2.6	x	2.8	x	2.9	x	2.7	x	2.5	x
Income from continuing operations/Total real estate revenue	39.3%	3.1%	5.0%	1.9%	(3.3)%
Net income /Total real estate revenue	39.4%	3.1%	5.0%	1.5%	152.4%

Medical Office Portfolio (In thousands) (Unaudited)

	Three Months Ended
Income from Medical Office Portfolio (1):	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Real estate rental revenue	$—	$—	$—	$—	$892
Real estate expenses	—	—	—	—	(346)
	—	—	—	—	546
Real estate depreciation and amortization	—	—	—	—	—
Interest expense	—	—	—	—	—
Income from operations of Medical Office Portfolio (1)	—	—	—	—	546
(Loss) gain on sale of real estate	—	—	—	(288)	106,273
Income from discontinued operations	$—	$—	$—	$(288)	$106,819

(1) Medical Office Portfolio (Transactions III and IV):
Medical Office - Woodburn Medical Park I and II, and Prosperity Medical Center I, II and III

Washington REIT entered into four separate contracts with a single buyer to sell all of the held for sale properties (collectively, the "Medical Office Portfolio") for a combined sales price of $500.8 million. The first two separate sale transactions of its medical office portfolio closed on November 21 and November 22, 2013 for an aggregate sales price of $307.2 million. The second two sales transactions closed on January 21, 2014 for an aggregate sales price of $193.6 million.

Consolidated Balance Sheets (In thousands) (Unaudited)

	3/31/2015		12/31/2014		9/30/2014		6/30/2014		3/31/2014
Assets
Land	$543,247		$543,546		$519,859		$519,859		$472,056
Income producing property	1,932,908		1,927,407		1,867,752		1,853,982		1,784,850
	2,476,155		2,470,953		2,387,611		2,373,841		2,256,906
Accumulated depreciation and amortization	(649,279)		(640,434)		(620,279)		(600,171)		(581,644)
Net income producing property	1,826,876		1,830,519		1,767,332		1,773,670		1,675,262
Development in progress, including land held for development	65,656		76,235		99,500		83,970		68,963
Total real estate held for investment, net	1,892,532		1,906,754		1,866,832		1,857,640		1,744,225
Cash and cash equivalents	40,025		15,827		8,571		23,009		62,080
Restricted cash	13,095		10,299		9,496		11,369		107,039
Rents and other receivables, net of allowance for doubtful accounts	60,215		59,745		58,135		55,583		52,736
Prepaid expenses and other assets	117,367		121,082		116,345		112,548		109,092
Total assets	$2,123,234		$2,113,707		$2,059,379		$2,060,149		$2,075,172
Liabilities
Notes payable	$747,335		$747,208		$747,082		$746,956		$746,830
Mortgage notes payable	419,250		418,525		413,330		406,975		404,359
Lines of credit	30,000		50,000		5,000		—		—
Accounts payable and other liabilities	65,447		54,318		64,153		59,719		56,804
Advance rents	14,471		12,528		12,211		13,172		14,688
Tenant security deposits	8,892		8,899		8,625		8,686		8,402
Total liabilities	1,285,395		1,291,478		1,250,401		1,235,508		1,231,083
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—		—		—		—		—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	681		678		667		666		666
Additional paid-in capital	1,191,123		1,184,395		1,153,344		1,152,647		1,151,353
Distributions in excess of net income	(356,531)		(365,518)		(347,724)		(331,373)		(312,417)
Total shareholders' equity	835,273		819,555		806,287		821,940		839,602
Noncontrolling interests in subsidiaries	2,566		2,674		2,691		2,701		4,487
Total equity	837,839		822,229		808,978		824,641		844,089
Total liabilities and equity	$2,123,234		$2,113,707		$2,059,379		$2,060,149		$2,075,172
Total Debt / Total Market Capitalization	0.39	:1	0.39	:1	0.41	:1	0.40	:1	0.42	:1

Funds from Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Funds from operations(1)
Net income	$29,398	$2,309	$3,658	$1,080	$104,554
Real estate depreciation and amortization	25,275	24,503	24,354	24,401	22,753
Gain on sale of real estate (classified as continuing operations)	(30,277)	—	—	(570)	—
Discontinued operations:
Loss (gain) on sale of real estate	—	—	—	288	(106,273)
Funds from operations (FFO)	24,396	26,812	28,012	25,199	21,034
Severance expense	1,001	582	394	576	48
Relocation expense	64	764	—	—	—
Acquisition and structuring expenses	234	663	69	1,933	3,045
Core FFO (1)	$25,695	$28,821	$28,475	$27,708	$24,127

Allocation to participating securities(2)	(108)	(53)	(44)	(17)	(295)

FFO per share - basic	$0.36	$0.40	$0.42	$0.38	$0.31
FFO per share - fully diluted	$0.36	$0.40	$0.42	$0.38	$0.31
Core FFO per share - fully diluted	$0.38	$0.43	$0.43	$0.41	$0.36

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	68,141	67,002	66,738	66,732	66,701
Average shares - fully diluted (for FFO and FAD)	68,191	67,065	66,790	66,761	66,750
(1) See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Funds available for distribution(1)
FFO	$24,396	$26,812	$28,012	$25,199	$21,034
Tenant improvements and incentives	(3,730)	(7,103)	(7,649)	(9,612)	(5,300)
Leasing commissions	(1,606)	(7,800)	(1,323)	(1,721)	(1,239)
Recurring capital improvements	(689)	(1,811)	(1,720)	(1,610)	(888)
Straight-line rent, net	407	(1,087)	(658)	(723)	(353)
Non-cash fair value interest expense	35	33	32	30	195
Non-real estate depreciation and amortization	938	1,578	994	904	872
Amortization of lease intangibles, net	768	729	704	677	239
Amortization and expensing of restricted share and unit compensation	1,826	1,134	1,307	1,429	1,041
Funds available for distribution (FAD)	22,345	12,485	19,699	14,573	15,601
Non-share-based severance expense	196	546	313	517	48
Relocation expense	81	85	—	—	—
Acquisition and structuring expenses	234	663	69	1,933	3,045
Core FAD (1)	$22,856	$13,779	$20,081	$17,023	$18,694

Allocation to participating securities(2)	(108)	(53)	(44)	(17)	(295)

FAD per share - basic	$0.33	$0.19	$0.29	$0.22	$0.23
FAD per share - fully diluted	$0.33	$0.19	$0.29	$0.22	$0.23
Core FAD per share - fully diluted	$0.33	$0.20	$0.30	$0.25	$0.28

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	68,141	67,002	66,738	66,732	66,701
Average shares - fully diluted (for FFO and FAD)	68,191	67,065	66,790	66,761	66,750
(1)  See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FAD and Core FAD.
(2)  Adjustment to the numerators for FAD and Core FAD per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Adjusted EBITDA (1)

Net income	$29,506	$2,330	$3,668	$1,087	$104,554
Add:
Interest expense, including discontinued operations	15,348	15,183	15,087	14,985	14,530
Real estate depreciation and amortization, including discontinued operations	25,275	24,503	24,354	24,401	22,753
Income tax expense	—	—	46	71	—
Non-real estate depreciation	103	793	113	180	193
Less:
Net gain on sale of real estate	(30,277)	—	—	(282)	(106,273)
Adjusted EBITDA	$39,955	$42,809	$43,268	$40,442	$35,757

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, real estate impairment, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Balances Outstanding

Secured
Conventional fixed rate	$419,250	$418,525	$413,330	$406,975	$404,359
Unsecured
Fixed rate bonds and notes	747,335	747,208	747,082	746,956	746,830
Credit facility	30,000	50,000	5,000	—	—
Unsecured total	777,335	797,208	752,082	746,956	746,830
Total	$1,196,585	$1,215,733	$1,165,412	$1,153,931	$1,151,189

Average Interest Rates

Secured
Conventional fixed rate	5.2%	5.2%	5.3%	5.3%	5.4%
Unsecured
Fixed rate bonds	4.9%	4.9%	4.9%	4.9%	4.9%
Credit facilities	1.4%	1.4%	1.4%	—%	—%
Unsecured total	4.7%	4.7%	4.8%	4.9%	4.9%
Average	4.9%	4.9%	5.0%	5.0%	5.0%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums of $4.1 million and $2.7 million, respectively.

Long Term Debt Maturities (in thousands, except average interest rates)
, except per share data)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Avg Interest Rate
2015	$—	$150,000	$—	$150,000	5.4%
2016	161,300	—	30,000	191,300	4.5%
2017	150,903	—	—	150,903	5.9%
2018	—	—	—	—
2019	31,280	—	—	31,280	5.4%
2020	—	250,000	—	250,000	5.1%
2021	—	—	—	—
2022	44,517	300,000	—	344,517	4.0%
2023	—	—	—	—
2024	—	—	—	—
2025	—	—	—	—
Thereafter	—	50,000	—	50,000	7.4%
Scheduled principal payments	$388,000	$750,000	$30,000	$1,168,000	4.9%
Scheduled amortization payments	27,190	—	—	27,190	4.7%
Net discounts/premiums	4,060	(2,665)	—	1,395
Total maturities	$419,250	$747,335	$30,000	$1,196,585	4.9%
Weighted average maturity =4.6 years

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($100.0 million)		Unsecured Line of Credit #2 ($400.0 million)
	Quarter Ended March 31, 2015	Covenant	Quarter Ended March 31, 2015	Covenant	Quarter Ended March 31, 2015	Covenant
% of Total Indebtedness to Total Assets(1)	43.9%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.0	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	15.2%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.8	≥ 1.5	N/A	N/A	N/A	N/A
Tangible Net Worth(3)	N/A	N/A	$930.3 million	≥ $702.6 million	$931.5 million	≥ $701.1 million
% of Total Liabilities to Gross Asset Value(5)	N/A	N/A	55.6%	≤ 60.0%	55.6%	≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(5)	N/A	N/A	17.9%	≤ 35.0%	17.9%	≤ 35.0%
Ratio of EBITDA(4) to Fixed Charges(6)	N/A	N/A	2.37	≥ 1.50	2.37	≥ 1.50
Ratio of Unencumbered Pool Value(7) to Unsecured Indebtedness	N/A	N/A	2.25	≥ 1.67	2.25	≥ 1.67
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	3.37	≥ 2.00	3.37	≥ 2.00
Ratio of Investments(8) to Gross Asset Value(5)	N/A	N/A	3.2%	≤ 15.0%	3.2%	≤ 15.0%

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Tangible Net Worth is defined as shareholders equity less accumulated depreciation at the commitment start date plus current accumulated depreciation.
(4) EBITDA is defined in our debt covenants as earnings before minority interests, depreciation, amortization, interest expense, income tax expense, and extraordinary and nonrecurring gains and losses.

(5) Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(4) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(6) Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(7) Unencumbered Pool Value is calculated by applying a capitalization rate of 7.50% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter.

(8) Investments is defined as development in progress, including land held for development, plus budgeted development costs upon commencement of construction, if any.

Capital Analysis (In thousands, except per share amounts)

	3/31/2015		12/31/2014		9/30/2014		6/30/2014		3/31/2014
Market Data

Shares Outstanding	$68,126		$67,819		$66,663		$66,636		$66,630
Market Price per Share	27.63		27.66		25.38		25.98		23.88
Equity Market Capitalization	$1,882,321		$1,875,874		$1,691,907		$1,731,203		$1,591,124

Total Debt	$1,196,585		$1,215,733		$1,165,412		$1,153,931		$1,151,189
Total Market Capitalization	$3,078,906		$3,091,607		$2,857,319		$2,885,134		$2,742,313

Total Debt to Market Capitalization	0.39	:1	0.39	:1	0.41	:1	0.40	:1	0.42	:1

Earnings to Fixed Charges(1)	2.9x		1.1x		1.2x		1.1x		0.8x
Debt Service Coverage Ratio(2)	2.4x		2.6x		2.7x		2.5x		2.3x

Dividend Data

Total Dividends Paid	$20,519		$20,124		$20,019		$20,042		$20,092
Common Dividend per Share	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO per share basis)	78.9%		69.8%		69.8%		73.2%		83.3%
Payout Ratio (Core FAD per share basis)	90.9%		150.0%		100.0%		120.0%		107.1%
Payout Ratio (FAD per share basis)	90.9%		157.9%		103.4%		136.4%		130.4%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 9) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Growth 2015 vs. 2014

	Three Months Ended March 31,			Rental Rate
	2015	2014	% Change	Growth
Cash NOI:
Multifamily	$7,658	$7,546	1.5%	(2.4)%
Office	23,672	21,663	9.3%	2.2%
Retail	10,983	10,258	7.1%	2.2%
Overall Same-Store Portfolio (1)	$42,313	$39,467	7.2%	1.2%

NOI:
Multifamily	$7,657	$7,656	—%	(2.4)%
Office	22,536	21,837	3.2%	(0.2)%
Retail	10,920	10,373	5.3%	2.8%
Overall Same-Store Portfolio (1)	$41,113	$39,866	3.1%	—%

(1) Non same-store properties were:
Acquisitions:
Multifamily - Yale West
Office - The Army Navy Club Building and 1775 Eye Street, NW
Retail - Spring Valley Retail Center
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center
Sold properties classified as continuing operations:
Multifamily - Country Club Towers
Retail - 5740 Columbia Road (parcel at Gateway Overlook)
Sold properties classified as discontinued operations:
Medical Office - The Medical Office Portfolio (see Supplemental Definitions on page 31 for list of properties included in the Medical Office Portfolio)

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2015
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,529	$36,751	$15,473	$—	$65,753
Non same-store - acquired and in development (1)	2,502	5,744	857	—	9,103
Total	16,031	42,495	16,330	—	74,856
Real estate expenses
Same-store portfolio	5,872	14,215	4,553	—	24,640
Non same-store - acquired and in development (1)	1,406	2,928	234	—	4,568
Total	7,278	17,143	4,787	—	29,208
Net Operating Income (NOI)
Same-store portfolio	7,657	22,536	10,920	—	41,113
Non same-store - acquired and in development (1)	1,096	2,816	623	—	4,535
Total	$8,753	$25,352	$11,543	$—	$45,648

Same-store portfolio NOI (from above)	$7,657	$22,536	$10,920	$—	$41,113
Straight-line revenue, net for same-store properties	—	627	26	—	653
FAS 141 Min Rent	1	47	(35)	—	13
Amortization of lease intangibles for same-store properties	—	462	72	—	534
Same-store portfolio cash NOI	$7,658	$23,672	$10,983	$—	$42,313
Reconciliation of NOI to net income
Total NOI	$8,753	$25,352	$11,543	$—	$45,648
Depreciation and amortization	(4,519)	(16,786)	(3,699)	(271)	(25,275)
General and administrative	—	—	—	(6,080)	(6,080)
Interest expense	(2,422)	(2,965)	(237)	(9,724)	(15,348)
Other income	—	—	—	192	192
Acquisition costs	—	—	—	(16)	(16)
Gain on sale of real estate	—	—	—	30,277	30,277
Net income	1,812	5,601	7,607	14,378	29,398
Net loss attributable to noncontrolling interests	—	—	—	108	108
Net income attributable to the controlling interests	$1,812	$5,601	$7,607	$14,486	$29,506
(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2014
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,291	$36,201	$—	$14,591	$—	$64,083
Non same-store - acquired and in development (1)	1,631	2,863	—	34	—	4,528
Total	14,922	39,064	—	14,625	—	68,611

Real estate expenses
Same-store portfolio	5,635	14,364	—	4,218	—	24,217
Non same-store - acquired and in development (1)	780	1,332	—	13	—	2,125
Total	6,415	15,696	—	4,231	—	26,342

Net Operating Income (NOI)
Same-store portfolio	7,656	21,837	—	10,373	—	39,866
Non same-store - acquired and in development (1)	851	1,531	—	21	—	2,403
Total	$8,507	$23,368	$—	$10,394	$—	$42,269

Same-store portfolio NOI (from above)	$7,656	$21,837	$—	$10,373	$—	$39,866
Straight-line revenue, net for same-store properties	3	(412)	—	(134)	—	(543)
FAS 141 Min Rent	(113)	57	—	(46)	—	(102)
Amortization of lease intangibles for same-store properties	—	181	—	65	—	246
Same-store portfolio cash NOI	$7,546	$21,663	$—	$10,258	$—	$39,467

Reconciliation of NOI to net income
Total NOI	$8,507	$23,368	$—	$10,394	$—	$42,269
Depreciation and amortization	(4,626)	(14,595)	—	(3,269)	(263)	(22,753)
General and administrative	—	—	—	—	(4,429)	(4,429)
Interest expense	(1,888)	(2,558)	—	(256)	(9,828)	(14,530)
Other income	—	—	—	—	223	223
Acquisition costs	—	—	—	—	(3,045)	(3,045)
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	—	546	—	—	546
Gain on sale of real estate classified as discontinued operations	—	—	—	—	106,273	106,273
Net income	1,993	6,215	546	6,869	88,931	104,554
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income attributable to the controlling interests	$1,993	$6,215	$546	$6,869	$88,931	$104,554
(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Net Operating Income (NOI) by Region

Washington REIT Portfolio

Percentage of GAAP NOI
Q1 2015
DC
Multifamily	5.7%
Office	26.5%
Retail	2.2%
34.4%
Maryland
Multifamily	2.6%
Office	9.6%
Retail	16.2%
28.4%
Virginia
Multifamily	10.8%
Office	19.5%
Retail	6.9%
37.2%

Total Portfolio	100.0%

Same-Store and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1)
Sector	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Multifamily	94.1%	94.0%	94.2%	94.3%	92.5%
Office	91.2%	92.1%	91.8%	90.6%	86.9%
Retail	94.7%	94.5%	94.4%	94.2%	93.6%

Overall Portfolio	92.9%	93.2%	93.1%	92.6%	90.2%

	Physical Occupancy - All Properties
Sector	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Multifamily	89.5%	93.8%	94.3%	93.7%	92.2%
Office	86.7%	86.9%	87.1%	86.2%	83.7%
Retail	94.7%	94.4%	94.4%	94.2%	93.6%

Overall Portfolio	89.5%	90.5%	90.7%	90.1%	88.4%

(1) Non same-store properties were:
Acquisitions:
Multifamily - Yale West
Office - The Army Navy Club Building and 1775 Eye Street, NW
Retail - Spring Valley Retail Center
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center
Sold properties classified as continuing operations:
Retail - 5740 Columbia Road (parcel at Gateway Overlook)
Multifamily - Country Club Towers

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Multifamily	94.9%	94.2%	94.4%	93.3%	91.6%
Office	92.1%	92.8%	92.5%	90.4%	88.2%
Retail	93.8%	94.9%	94.9%	93.9%	92.9%

Overall Portfolio	93.1%	93.5%	93.4%	91.7%	89.9%

	Economic Occupancy - All Properties
Sector	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Multifamily	88.4%	94.2%	94.1%	92.6%	91.6%
Office	86.5%	86.8%	87.0%	86.0%	85.4%
Retail	93.5%	94.5%	94.9%	93.9%	92.9%
Medical Office	—%	—%	—%	—%	87.4%

Overall Portfolio	88.2%	89.8%	90.0%	88.9%	88.2%

(1) Non same-store properties were:
Acquisitions:
Multifamily - Yale West
Office - The Army Navy Club Building and 1775 Eye Street
Retail - Spring Valley Shopping Center
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center
Sold properties classified as continuing operations:
Multifamily - Country Club Towers
Retail - 5740 Columbia Road (parcel at Gateway Overlook)
Sold properties classified as discontinued operations:
Medical Office/Office - The Medical Office Portfolio (see Supplemental Definitions on page 31 for list of properties included in the Medical Office Portfolio)

Disposition Summary
March 31, 2015
($ in thousands)
0,
012

Disposition Summary
	Disposition Date	Property Type	# of units	Contract Sales Price	GAAP Gain
Country Club Towers	March 20, 2015	Multifamily	227	$37,800	$30,277

Development/Re-Development Summary
March 31, 2015
($ in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cost	Cost to Date	Draws on Construction Loan to Date	Construction Completion Date	Leased %
Development Summary
The Maxwell Apartments, Arlington, VA	163 units & 2,200 square feet retail	$49,904	$46,845	$29,535	fourth quarter 2014	28.8%

Re-Development Summary
Silverline Center,Tysons, VA	529,000 square feet	$35,000	$28,866	N/A	first quarter 2015	61.7%

Commercial Leasing Summary - New Leases

	1st Quarter 2015		4th Quarter 2014		3rd Quarter 2014		2nd Quarter 2014		1st Quarter 2014
Gross Leasing Square Footage
Office Buildings	61,141		92,349		37,852		69,367		43,243
Retail Centers	10,853		10,965		10,408		32,191		29,527
Total	71,994		103,314		48,260		101,558		72,770
Weighted Average Term (yrs)
Office Buildings	7.5		8.5		7.4		5.8		7.3
Retail Centers	11.0		9.2		9.8		10.2		9.6
Total	8.0		8.6		7.9		7.1		8.2

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$31.43	$33.14	$30.37	$31.66	$31.50	$32.62	$31.14	$32.00	$28.65	$30.53
Retail Centers	41.57	41.85	34.95	35.52	36.96	37.29	22.59	23.39	25.27	25.96
Total	$32.96	$34.45	$30.85	$32.07	$32.68	$33.63	$28.24	$29.08	$27.28	$28.68

Rate on new leases
Office Buildings	$35.39	$32.49	$38.39	$34.43	$33.77	$30.68	$35.71	$33.40	$32.53	$29.86
Retail Centers	52.79	46.99	41.82	37.65	43.69	38.76	22.07	21.36	30.77	27.66
Total	$38.01	$34.68	$38.75	$34.77	$35.91	$32.43	$30.79	$29.04	$31.81	$28.97

Percentage Increase
Office Buildings	12.6%	(2.0)%	26.4%	8.8%	7.2%	(5.9)%	14.7%	4.4%	13.6%	(2.2)%
Retail Centers	27.0%	12.3%	19.7%	6.0%	18.2%	4.0%	(2.3)%	(8.7)%	21.7%	6.5%
Total	15.3%	0.7%	25.6%	8.4%	9.9%	(3.6)%	9.0%	(0.1)%	16.6%	1.0%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$3,255,324	$53.24	$4,609,137	$49.91	$1,499,573	$39.62	$2,330,006	$33.59	$1,955,769	$45.23
Retail Centers	353,335	32.56	120,600	11.00	162,180	15.58	1,616,068	50.20	38,923	1.32
Subtotal	$3,608,659	$50.12	$4,729,737	$45.78	$1,661,753	$34.43	$3,946,074	$38.86	$1,994,692	$27.41
Leasing Commissions and Incentives
Office Buildings	$2,092,175	$34.22	$3,328,304	$36.04	$1,345,301	$35.54	$1,512,211	$21.80	$1,207,798	$27.93
Retail Centers	754,661	69.53	275,428	25.12	291,731	28.03	300,287	9.33	388,220	13.15
Subtotal	$2,846,836	$39.54	$3,603,732	$34.88	$1,637,032	$33.92	$1,812,498	$17.84	$1,596,018	$21.93
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$5,347,499	$87.46	$7,937,441	$85.95	$2,844,874	$75.16	$3,842,217	$55.39	$3,163,567	$73.16
Retail Centers	1,107,996	102.09	396,028	36.12	453,911	43.61	1,916,355	59.53	427,143	14.47
Total	$6,455,495	$89.66	$8,333,469	$80.66	$3,298,785	$68.35	$5,758,572	$56.70	$3,590,710	$49.34

Commercial Leasing Summary - Renewal Leases

	1st Quarter 2015		4th Quarter 2014		3rd Quarter 2014		2nd Quarter 2014		1st Quarter 2014
Gross Leasing Square Footage
Office Buildings	135,134		575,499		44,214		109,686		60,108
Retail Centers	111,342		45,084		170,568		10,645		27,100
Total	246,476		620,583		214,782		120,331		87,208
Weighted Average Term (yrs)
Office Buildings	4.8		6.1		7.4		4.8		7.0
Retail Centers	5.4		6.8		5.1		4.3		3.3
Total	5.1		6.1		5.6		4.8		5.8

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$35.26	$36.79	$35.87	$37.53	$32.89	$35.79	$33.89	$35.42	$32.71	$35.31
Retail Centers	16.14	16.71	33.21	35.65	13.65	13.86	45.12	47.17	27.54	30.66
Total	$26.63	$27.72	$35.67	$37.39	$17.61	$18.37	$34.89	$36.46	$31.26	$34.05

Rate on new leases
Office Buildings	$37.98	$35.99	$37.25	$35.44	$44.95	$41.11	$36.12	$34.39	$37.02	$34.06
Retail Centers	17.06	16.64	40.26	37.30	14.67	14.47	50.91	48.51	30.92	30.08
Total	$28.53	$27.25	$37.46	$35.57	$20.90	$19.95	$37.42	$35.64	$35.36	$33.03

Percentage Increase
Office Buildings	7.7%	(2.2)%	3.9%	(5.6)%	36.7%	14.9%	6.6%	(2.9)%	13.2%	(3.6)%
Retail Centers	5.7%	(0.4)%	21.2%	4.6%	7.4%	4.4%	12.8%	2.8%	12.3%	(1.9)%
Total	7.2%	(1.7)%	5.0%	(4.9)%	18.7%	8.6%	7.3%	(2.3)%	13.1%	(3.0)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$550,948	$4.08	$14,952,993	$25.98	$595,757	$13.47	$1,897,016	$17.29	$896,712	$14.92
Retail Centers	152,391	1.37	33,370	0.74	—	—	—	—	—	—
Subtotal	$703,339	$2.85	$14,986,363	$24.15	$595,757	$2.77	$1,897,016	$15.76	$896,712	$10.28
Leasing Commissions and Incentives
Office Buildings	$929,511	$6.88	$9,087,273	$15.79	$532,789	$12.05	$1,517,271	$13.83	$1,318,800	$21.94
Retail Centers	243,602	2.19	192,343	4.27	51,270	0.30	27,278	2.56	32,300	1.19
Subtotal	$1,173,113	$4.76	$9,279,616	$14.96	$584,059	$2.72	$1,544,549	$12.84	$1,351,100	$15.49
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$1,480,459	$10.96	$24,040,266	$41.77	$1,128,546	$25.52	$3,414,287	$31.12	$2,215,512	$36.86
Retail Centers	395,993	3.56	225,713	5.01	51,270	0.30	27,278	2.56	32,300	1.19
Total	$1,876,452	$7.61	$24,265,979	$39.11	$1,179,816	$5.49	$3,441,565	$28.60	$2,247,812	$25.77

10 Largest Tenants - Based on Annualized Commercial Income
March 31, 2015

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Commercial Income	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	69	5.83%	210,354	3.29%
Advisory Board Company	2	50	3.71%	199,762	3.12%
Booz Allen Hamilton, Inc.	1	130	2.74%	222,989	3.48%
Engility Corporation	2	30	2.51%	134,126	2.10%
Squire Patton Boggs (USA) LLP	1	25	2.38%	110,566	1.73%
Epstein, Becker & Green, P.C.	1	21	1.33%	53,427	0.83%
George Washington University	2	17	1.26%	69,775	1.09%
General Services Administration	3	44	1.25%	52,282	0.82%
Hughes Hubbard & Reed LLP	1	35	1.16%	53,208	0.83%
Alexandria City School Board	1	170	1.16%	84,693	1.32%
Total/Weighted Average		68	23.33%	1,191,182	18.61%

Industry Diversification
March 31, 2015

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific, and Technical Services	$73,026,558	37.29%	2,131,421	33.34%
Credit Intermediation and Related Activities	18,642,990	9.52%	333,617	5.22%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	11,908,916	6.08%	325,290	5.09%
Food Services and Drinking Places	8,922,061	4.56%	286,065	4.47%
Educational Services	8,161,222	4.17%	274,371	4.29%
Food and Beverage Stores	6,704,465	3.42%	336,922	5.27%
Ambulatory Health Care Services	5,662,057	2.89%	178,062	2.79%
Executive, Legislative, and Other General Government Support	5,495,646	2.81%	155,732	2.44%
Furniture and Home Furnishings Stores	4,677,679	2.39%	224,718	3.51%
Health and Personal Care Stores	3,933,578	2.01%	107,853	1.69%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	3,605,128	1.84%	98,694	1.54%
Personal and Laundry Services	3,511,237	1.79%	110,080	1.72%
Sporting Goods, Hobby, Book, and Music Stores	3,329,735	1.70%	201,827	3.16%
Electronics and Appliance Stores	3,103,831	1.58%	169,094	2.64%
Broadcasting (except Internet)	2,980,042	1.52%	70,672	1.11%
Miscellaneous Store Retailers	2,906,753	1.48%	151,640	2.37%
Administrative and Support Services	2,802,928	1.43%	77,162	1.21%
Publishing Industries (except Internet)	2,796,818	1.43%	79,659	1.25%
Clothing and Clothing Accessories Stores	2,482,900	1.27%	128,378	2.01%
General Merchandise Stores	2,319,459	1.18%	265,366	4.15%
Amusement, Gambling, and Recreation Industries	2,110,815	1.08%	116,418	1.82%
Nursing and Residential Care Facilities	1,837,275	0.94%	66,810	1.04%
Telecommunications	1,602,618	0.82%	41,334	0.65%
Real Estate	1,412,944	0.72%	42,334	0.66%
Social Assistance	1,227,766	0.63%	48,098	0.75%
Merchant Wholesalers, Durable Goods	1,096,358	0.56%	32,539	0.51%

Industry Diversification (continued)
March 31, 2015

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Chemical Manufacturing	918,560	0.47%	20,036	0.31%
Building Material and Garden Equipment and Supplies Dealers	912,397	0.47%	29,470	0.46%
Insurance Carriers and Related Activities	771,524	0.39%	23,678	0.37%
Merchant Wholesalers, Nondurable Goods	771,297	0.39%	48,208	0.75%
Motor Vehicle and Parts Dealers	646,701	0.33%	36,832	0.58%
Construction of Buildings	643,231	0.33%	21,127	0.33%
Transportation Equipment Manufacturing	558,973	0.29%	19,864	0.31%
Other	4,344,733	2.22%	140,048	2.19%
Total	$195,829,195	100.00%	$6,393,419	100.00%

Lease Expirations
March 31, 2015

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2015	63	305,979	7.15%	$10,254,032	$33.51	5.98%
2016	105	432,535	10.10%	16,846,971	38.95	9.83%
2017	85	544,548	12.72%	21,230,055	38.99	12.39%
2018	83	439,033	10.26%	16,471,622	37.52	9.61%
2019	86	629,283	14.70%	25,743,960	40.91	15.02%
2020 and thereafter	211	1,929,805	45.07%	80,809,466	41.87	47.17%
	633	4,281,183	100.00%	$171,356,106	40.03	100.00%
Retail:
2015	34	123,490	5.41%	$3,266,188	26.45	6.07%
2016	32	189,116	8.29%	4,564,363	24.14	8.49%
2017	47	259,120	11.36%	6,920,126	26.71	12.87%
2018	42	367,573	16.11%	5,364,037	14.59	9.97%
2019	38	172,103	7.54%	5,096,493	29.61	9.48%
2020 and thereafter	131	1,170,416	51.29%	28,571,486	24.41	53.12%
	324	2,281,818	100.00%	$53,782,693	23.57	100.00%
Total:
2015	97	429,469	6.54%	13,520,220	31.48	6.01%
2016	137	621,651	9.47%	21,411,334	34.44	9.51%
2017	132	803,668	12.25%	28,150,181	35.03	12.50%
2018	125	806,606	12.29%	21,835,659	27.07	9.70%
2019	124	801,386	12.21%	30,840,453	38.48	13.70%
2020 and thereafter	342	3,100,221	47.24%	109,380,952	35.28	48.58%
	957	6,563,001	100.00%	$225,138,799	34.30	100.00%

* Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
March 31, 2015

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000
51 Monroe Street	Rockville, MD	1979	1975	223,000
515 King Street	Alexandria, VA	1992	1966	75,000
6110 Executive Boulevard	Rockville, MD	1995	1971	200,000
1220 19th Street	Washington, DC	1995	1976	104,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
Silverline Center	Tysons, VA	1997	1972/1986/1999	529,000
600 Jefferson Plaza	Rockville, MD	1999	1985	113,000
Wayne Plaza	Silver Spring, MD	2000	1970	99,000
Courthouse Square	Alexandria, VA	2000	1979	116,000
One Central Plaza	Rockville, MD	2001	1974	267,000
1776 G Street	Washington, DC	2003	1979	263,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
Monument II	Herndon, VA	2007	2000	208,000
2000 M Street	Washington, DC	2007	1971	231,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	133,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	183,000
1227 25th Street	Washington, DC	2011	1988	135,000
Braddock Metro Center	Alexandria, VA	2011	1985	353,000
John Marshall II	Tysons, VA	2011	1996/2010	223,000
Fairgate at Ballston	Arlington, VA	2012	1988	142,000
The Army Navy Club Building	Washington, DC	2014	1912/1987	108,000
1775 Eye Street, NW	Washington, DC	2014	1964	185,000
Subtotal				4,859,000

Schedule of Properties (continued)
March 31, 2015

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Bradlee Shopping Center	Alexandria, VA	1984	1955	171,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	197,000
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	47,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Gateway Overlook	Columbia, MD	2010	2007	220,000
Olney Village Center	Olney, MD	2011	1979/2003	199,000
Spring Valley Retail Center	Washington, DC	2014	1941/1950	75,000
Subtotal				2,524,000

Schedule of Properties (continued)
March 31, 2015

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)
Multifamily Buildings / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	258,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	157,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	222,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
The Paramount / 135	Arlington, VA	2013	1984	140,000
Yale West / 216	Washington, DC	2014	2011	173,000
The Maxwell / 163	Washington, DC	2014	2014	143,000
Subtotal (2,826 units)				2,430,000
TOTAL				9,813,000
(1) Multifamily buildings are presented in gross square feet.

Supplemental Definitions
March 31, 2015

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations ("FFO") is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property and impairment of depreciable real estate, plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs and severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments not already excluded from FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles , (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide NOI as a supplement to net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. It is the primary performance measure we use to assess the results of our operations at the property level.

The Medical Office Portfolio consists of every medical property, as well as undeveloped land, 4661 Kenmore Ave, and two office properties, Woodholme Center and 6565 Arlington Boulevard. We entered into four separate purchase and sale agreements. Transaction I of the Medical Office Portfolio sale and purchase agreement consists of medical office properties (2440 M Street, 15001 Shady Grove Road, 15505 Shady Grove Road, 19500 at Riverside Park formerly Lansdowne Medical Office Building, 9707 Medical Center Drive, CentreMed I and II, 8301 Arlington Boulevard, Sterling Medical Office Building, Shady Grove Medical Village II, Alexandria Professional Center, Ashburn Farm Office Park I, Ashburn Farm Office Park II, Ashburn Farm Office Park III and Woodholme Medical Office Building) and two office properties (6565 Arlington Boulevard and Woodholme Center). Transaction II of the Medical Office Portfolio purchase and sale agreement consist of undeveloped land (4661 Kenmore Ave). Transaction III of the Medical Office Portfolio purchase and sale agreement consists of medical office properties (Woodburn Medical Park I and Woodburn Medical Park II). Transaction IV of the Medical Office Portfolio purchase and sale agreement consists of a medical office properties (Prosperity Medical Center I and II, and Prosperity Medical Center III).

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.
Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all stabilized properties that were owned for the entirety of the current and prior reporting periods, and exclude properties under redevelopment or development and properties purchased or sold at any time during the periods being compared. We define redevelopment properties as those for which we expect to spend significant development and construction costs on existing or acquired buildings pursuant to a formal plan which has a current impact on operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. Redevelopment and development properties are included in the same-store pool upon completion of the redevelopment or development, and the earlier of achieving 90% occupancy or two years after completion.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.